UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2012

TODAYS ALTERNATIVE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

001-32044 (Commission File Number)	16-1576984 (IRS Employer Identification No.)
81-83 Vesey Street Newark, New Jersey (principal executive offices)	07105 (Zip Code)

(866) 412-5777

(Registrant’s telephone number, including area code)

191 Post Road West, Westport, Connecticut 06880
(Former name or former address, if changed since last report.)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On September 11, 2012, we filed with the Securities and Exchange Commission our Current Report on Form 8-K announcing a change in our independent auditor, RBSM LLP (“RBSM LLP”).  At the time we filed our initial Current Report, we did not have a letter from RBSM LLP addressed to the Commission stating whether it agreed with the statements made by the registrant in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree.  On September 14, 2012, we filed our Current Report on Form 8-K/A, Amendment No. 1, containing the letter from RBSM LLP required by Item 304(a) of Regulation S-K.

In this Form 8-K/A, Amendment No. 2, we are filing the letter from M&K CPAs addressed to the Commission stating whether it agreed with the statements made by the registrant in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree.

This Amendment No. 2 to our Form 8-K filed on September 11, 2012, and our Form 8-K/A, Amendment No. 1 filed on September 14, 2012, is also being filed to correct our disclosure with respect to RBSM LLP’s disclosures over the two most recent fiscal years and any subsequent period through September 11, 2012.

The filing of this Form 8-K/A, Amendment No. 2, is not an admission that our Form 8-K filed on September 11, 2012, and our Form 8-K/A, Amendment No. 1 filed on September 14, 2012, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K filed September 11, 2012, and our Form 8-K/A, Amendment No. 1 filed on September 14, 2012, relating to Changes in Registrant’s Certifying Accountant.  We have not updated the disclosures in this Form 8-K/A, Amendment No. 2, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 4.01   Changes in Registrant’s Certifying Accountant.

Dismissal of Former Certifying Accountants.  On September 10, 2012, the registrant dismissed its independent auditor, RBSM LLP (“RBSM LLP”), which dismissal was reported in our Current Report filed on September 11, 2012.

RBSM LLP’s reports on the registrant’s financial statements during the two most recent fiscal years and any subsequent interim period through September 11, 2012, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that RBSM LLP’s reports on the registrant’s Form 10-K for the year ended October 31, 2011, raised substantial doubt about its ability to continue as a going concern.

The decision to dismiss RBSM LLP was recommended by the registrant’s board of directors.

During the two most recent fiscal years and any subsequent interim period through September 11, 2012, there have not been any disagreements between the registrant and RBSM LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

Engagement of New Certifying Accountants.  On August 13, 2012, the registrant engaged M&K CPAs PLLC, certified public accountants, (“M&K CPAs”) as the registrant’s independent accountants to report on the registrant’s balance sheet as of October 31, 2012, and the related combined statements of income, stockholders’ equity and cash flows for the year then ended.  The decision to appoint M&K CPAs was approved by the registrant’s Board of Directors.

During the registrant’s two most recent fiscal years and any subsequent interim period prior to the engagement of M&K CPAs, neither the registrant nor anyone on the registrant’s behalf consulted with M&K CPAs regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The registrant has provided RBSM LLP with a copy of the disclosures it is making in this amended Current Report on Form 8-K/A, Amendment No. 2, which RBSM LLP has received no later than the day that the disclosures are filed with the Commission.  The registrant requested that RBSM LLP furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree.  A copy of RBSM LLP’s amended letter is filed as an exhibit to this report.

The registrant has requested M&K CPAs to review the disclosure in this Current Report on Form 8-K/A, Amendment No. 2 before it is filed with the Commission and provided M&K CPAs the opportunity to furnish the registrant with a letter addressed to the Commission containing any new information, clarification of the registrant's expression of its views, or the respects in which it does not agree with the statements made by the registrant in response this Current Report on Form 8-K/A, Amendment No. 2.  The registrant has filed such letter from M&K CPAs as an exhibit to this report.

Item 9.01.    Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.  Not applicable.

(b)           Pro forma financial information.  Not applicable.

(c)           Shell company transaction.  Not applicable.

(d)           Exhibits.

Exhibit No.	Identification of Exhibit
16.1**	Amended Letter From Predecessor Independent Registered Public Accounting Firm, dated January 16, 2013.
16.2**	Letter from M&K CPAs, dated January 16, 2013.
____________
*           Previously filed.
**         Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TODAYS ALTERNATIVE ENERGY CORPORATION

Date: January 16, 2013.	By:	/s/ Albertus Hendrik van Leiden
Albertus Hendrik van Leiden, Chief Executive Officer